UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      September 10, 2019

Ally Master Owner Trust

(Issuing Entity with respect to Securities)

Ally Wholesale Enterprises LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware (State or Other Jurisdiction of Incorporation)	333-228378-01 (Commission File Number)	27-6449246 (I.R.S. Employer Identification Number)

Ally Wholesale Enterprises LLC 500 Woodward Avenue Detroit, Michigan (Address of principal executive offices)		48226 (Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 10, 2019, Ally Master Owner Trust (the “Issuing Entity”) entered into the Omnibus Supplement to Indenture Supplements with Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) (the “Omnibus Supplement”), which is attached hereto as Exhibit 99.1. The Omnibus Supplement supplemented (i) the Series 2017-3 Indenture Supplement, dated as of June 28, 2017, (ii) the Series 2018-1 Indenture Supplement, dated as of February 14, 2018, (iii) the Series 2018-2 Indenture Supplement, dated as of May 30, 2018, (iv) the Series 2018-3 Indenture Supplement, dated as of August 15, 2018, and (v) the Series 2018-4 Indenture Supplement, dated as of August 15, 2018.

The Omnibus Supplement amends the definition of Subordination Factor, and amends certain related provisions, pursuant to Section 9.1(a)(v) of the Master Indenture (as defined in the Omnibus Supplement). Section 9.1(a)(v) of the Master Indenture permits the Issuing Entity and the Indenture Trustee to enter into indenture supplements to cure any ambiguity or to correct or supplement any provision therein or in any supplemental indenture which may be inconsistent with any other provision of the Master Indenture or in any supplemental indenture.

Item 9.01.	Exhibits

Exhibit 99.1	Omnibus Supplement to Indenture Supplements, dated as of September 10, 2019, by and among Ally Master Owner Trust and Wells Fargo Bank, National Association.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Omnibus Supplement to Indenture Supplements, dated as of September 10, 2019, by and among Ally Master Owner Trust and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY WHOLESALE ENTERPRISES LLC

By:	/s/ Niraj Kapadia
Name:	Niraj Kapadia
Title:	Vice President

Dated: September 12, 2019